MERIDIAN GROWTH FUND(SM)
                                                                    July 7, 2002

To Our Shareholders:

The Meridian Growth Fund's net asset value per share at June 30, 2002 was $28.10. This represents a decrease of 2.4% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,033.9% and 14.5%, respectively. The Fund's assets at the close of quarter were invested 8.9% in cash and cash equivalents and 91.1% in stocks. Total net assets were $310,658,913 and there were 18,650 shareholders.

Stocks experienced a difficult second quarter. There are a number of concerns, including the profit outlook, the declining dollar, accounting fraud, management self-dealing and international tensions. The S&P 500 dropped 13.7 percent, the NASDAQ 20.7 percent and the Russell 2000 8.7 percent during the quarter. As of June 30, 2002 the S&P 500, the NASDAQ and the Russell 2000 were off by 36.3 percent, 71.5 percent and 24.7 percent respectively from their peaks reached in March 2000. Trucking, Savings and Loans and Paper Products were among the best performing groups. The Biotechnology, Computer and Telecommunications sectors represented the worst performing groups. Interest rates declined during the quarter. The yield on the ten-year treasury declined from 5.39 percent at the end of March to 4.79 percent at the end of June.

Our economic outlook has not changed. The revised GDP number showed a gain of
5.0 percent during the first quarter and most indicators point to more growth ahead. Interest rates are low, inflation is in check and, most important, the Federal Reserve is following an expansionary monetary policy. Sooner or later, we believe GDP growth will lead to higher corporate profits and will be followed by increased capital spending outlays. We believe profit comparisons will begin to improve during the September quarter.

These are particularly difficult times for growth stock investors, with the NASDAQ down a record seventy plus percent from the peak reached in March 2000. We do not know when this bear market will end; but significant damage has been done and, we believe at some point in the near future, things will stabilize or improve. This is not, in our opinion, the time to be negative. Investment returns, as history illustrates, can be enhanced substantially by purchasing good companies when they are out of favor, as so many are today. We believe our portfolio is well positioned. Valuations on the small and medium-sized growth stocks that we own or follow are more compelling than they have been in several years. We believe that long-term investors in companies with good growth prospects, strong financial positions and proven management teams should do well during the next several years.

We purchased shares in United Rentals, Inc., Dionex Corporation and United States Cellular Corporation during the quarter. We sold our position in Genesis Microchip, Inc.

We own five restaurant stocks, one of which is Applebee's International, Inc. Applebee's is a leader in the casual dining segment, operating and franchising over 1400 restaurants throughout the United States. Each unit is designed as an attractive, friendly neighborhood establishment featuring moderately priced, high quality food and beverages. The restaurants appeal to a wide range of customers. Applebee's operating record has been a model of consistency during the past ten years, with steady unit growth and comparable store sales gains. Earnings have compounded at or near 15 percent annually, even during difficult times. The balance sheet contains minimal debt and the company's expansion is financed with internally generated cash. Applebee's is a well managed and easy to understand business, selling at a reasonable valuation. We believe investors will appreciate this, particularly at this time.

We welcome those new shareholders who joined the Meridian Growth Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                         Sincerely,

                                       /s/ Richard F. Aster, Jr.



                                         Richard F. Aster, Jr.

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 91.1%

  BANKING & FINANCE - 3.5%
     Bank of Hawaii Corp.*................................  275,700    $  7,719,600
     Silicon Valley Bancshares............................  118,800       3,131,568
                                                                       ------------
                                                                         10,851,168

  CELLULAR COMMUNICATIONS - 1.0%
     American Tower Corp. ................................  353,000       1,217,850
     United States Cellular Corporation...................   75,700       1,926,565
                                                                       ------------
                                                                          3,144,415

  CONSTRUCTION - 1.5%
     Granite Construction Incorporated*...................  189,300       4,789,290

  CONSUMER SERVICES - 2.6%
     Regis Corporation*...................................  293,100       7,919,269

  HEALTH SERVICES - 15.3%
     Cross Country, Inc. .................................  213,500       8,070,300
     Davita, Inc. ........................................  359,200       8,548,960
     Health Management Associates.........................  387,000       7,798,050
     Lincare Holdings, Inc. ..............................  243,600       7,868,280
     Province Healthcare Company..........................  328,900       7,354,204
     Renal Care Group, Inc. ..............................  250,900       7,815,535
                                                                       ------------
                                                                         47,455,329

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  INDUSTRIAL PRODUCTS - 3.6%
     Dionex Corporation...................................  123,800    $  3,316,602
     Tektronix, Inc. .....................................  417,500       7,811,425
                                                                       ------------
                                                                         11,128,027

  INDUSTRIAL SERVICES - 10.2%
     Expeditors International of Washington, Inc.*........  181,800       6,028,488
     Paychex, Inc.*.......................................  145,200       4,543,308
     Republic Services, Inc. .............................  505,700       9,643,699
     United Rentals, Inc. ................................  173,700       3,786,660
     United Stationers....................................  247,000       7,508,800
                                                                       ------------
                                                                         31,510,955

  INSURANCE - 2.6%
     Mercury General Corporation*.........................  169,100       8,201,350

  RESTAURANTS - 11.6%
     Applebee's International, Inc.*......................  340,950       7,760,022
     Jack in the Box......................................  249,000       7,918,200
     P.F. Chang's China Bistro............................  160,000       5,027,200
     Ruby Tuesday, Inc.*..................................  394,200       7,647,480
     Sonic Corporation....................................  245,300       7,704,873
                                                                       ------------
                                                                         36,057,775

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  RETAIL - 15.6%
     Bed, Bath and Beyond, Inc. ..........................  170,300    $  6,427,122
     Casey's General Stores, Inc.*........................  216,700       2,609,068
     Claire's Stores, Inc.*...............................  373,300       8,548,570
     Cost Plus, Inc. .....................................  236,100       7,219,938
     Ethan Allen Interiors, Inc.*.........................  195,200       6,802,720
     Kohl's Corporation...................................   92,000       6,447,360
     RadioShack Corporation*..............................  241,200       7,250,472
     Tweeter Home Entertainment Group, Inc. ..............  199,000       3,251,660
                                                                       ------------
                                                                         48,556,910

  TECHNOLOGY - 17.5%
     American Power Conversion Corp. .....................  462,300       5,838,849
     Autodesk, Inc.*......................................  499,700       6,621,025
     FileNET Corporation..................................  210,400       3,050,800
     JDA Software Group, Inc. ............................  184,100       5,202,666
     KEMET Corporation....................................  415,100       7,413,686
     Molex Inc. - Class A*................................  202,200       5,546,346
     Synopsys, Inc. ......................................  160,800       8,813,448
     Vishay Intertechnology, Inc. ........................  231,300       5,088,600
     Zebra Technologies Corporation.......................  139,400       6,721,868
                                                                       ------------
                                                                         54,297,288

  TELECOMMUNICATIONS EQUIPMENT - 3.4%
     Andrew Corporation...................................  331,600       4,751,828
     Plantronics, Inc. ...................................  307,600       5,847,476
                                                                       ------------
                                                                         10,599,304

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  TRANSPORTATION - 2.7%
     Atlantic Coast Airlines Holdings, Inc. ..............  387,100    $  8,400,070
                                                                       ------------

  TOTAL COMMON STOCK - 91.1%
  (Identified cost $236,524,003)...................................     282,911,150
                                                                       ------------

U.S. GOVERNMENT OBLIGATIONS - 4.3%
U.S. Treasury Bill @1.803% due 07/05/02............................       3,399,045
U.S. Treasury Bill @1.756% due 08/01/02............................       9,985,107
                                                                       ------------

  TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Identified cost $13,383,184)....................................      13,384,152
                                                                       ------------

TOTAL INVESTMENTS (Identified Cost $249,907,187) - 95.4%...........     296,295,302

CASH AND OTHER ASSETS LESS LIABILITIES - 4.6%......................      14,363,611
                                                                       ------------

NET ASSETS - 100%..................................................    $310,658,913
                                                                       ============

* income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $249,907,187)...........................  $296,295,302
  Cash and cash equivalents.................................    15,125,273
  Receivable for:
     Dividends..............................................        18,839
     Interest...............................................         7,297
     Capital shares.........................................       690,726
     Securities sold........................................     3,325,940
  Prepaid expenses..........................................           813
                                                              ------------
     TOTAL ASSETS...........................................  $315,464,190
                                                              ------------

LIABILITIES
  Payable for:
     Capital shares.........................................       121,257
     Securities purchased...................................     4,379,164
  Accrued expenses:
     Investment advisory fees...............................       203,465
     Other payables and accrued expenses....................       101,391
                                                              ------------
     TOTAL LIABILITIES......................................     4,805,277
                                                              ------------
NET ASSETS..................................................  $310,658,913
                                                              ============
Capital shares issued and outstanding, par value $.01
  (25,000,000 shares authorized)............................    11,055,239
                                                              ============
Net asset value per share (offering and redemption price)...        $28.10
                                                              ============
Net assets consist of:
  Paid in capital...........................................  $256,106,172
  Accumulated net realized gain.............................     8,164,626
  Accumulated net unrealized appreciation on investments....    46,388,115
                                                              ============
                                                              $310,658,913
                                                              ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends............................................     $627,369
  Interest.............................................      265,242
                                                         -----------
       Total investment income.........................                    $892,611
EXPENSES
  Investment advisory fees.............................    1,794,825
  Transfer agent fees..................................      190,886
  Registration and filing fees.........................       61,696
  Reports to shareholders..............................       58,627
  Pricing fees.........................................       55,377
  Custodian fees.......................................       41,705
  Professional fees....................................       35,209
  Miscellaneous expenses...............................       19,858
  Directors' fees and expenses.........................        4,101
                                                         -----------
       Total expenses..................................                   2,262,284
                                                                        -----------
       Net investment loss.............................                  (1,369,673)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments.....................   11,777,819
  Net change in unrealized appreciation on
     investments.......................................  (12,385,892)
                                                         -----------
  Net realized and unrealized depreciation on
     investments.......................................                    (608,073)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    ($1,977,746)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Year Ended      Year Ended
                                                         June 30, 2002   June 30, 2001
                                                         -------------   -------------
OPERATIONS
Net investment loss....................................   ($1,369,673)      ($396,675)
Net realized gain on investments.......................    11,777,819      22,104,971
Net unrealized (depreciation) appreciation on
  investments..........................................   (12,385,892)     11,267,717
                                                         ------------    ------------
  Net (decrease) increase from operation...............    (1,977,746)     32,976,013
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gain...........   (17,227,660)    (20,829,879)
                                                         ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares..........................   182,159,957      34,373,473
Reinvestment of distributions..........................    16,327,450      20,253,740
Less: redemptions......................................   (50,740,320)    (25,646,308)
                                                         ------------    ------------
  Increase resulting from capital share transactions...   147,747,087      28,980,905
                                                         ------------    ------------
Total increase in net assets...........................   128,541,681      41,127,039
NET ASSETS
Beginning of year......................................   182,117,232     140,990,193
                                                         ------------    ------------
End of year (includes undistributed net investment
  income of $0 and $0, respectively)...................  $310,658,913    $182,117,232
                                                         ============    ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        For the year June 30,
                              --------------------------------------------------------------------------
                                2002       2001       2000       1999       1998       1997       1996
                              --------   --------   --------   --------   --------   --------   --------
Net Asset Value - Beginning
 of period..................    $31.30     $29.45     $26.28     $33.26     $33.20     $32.21     $27.29
                              --------   --------   --------   --------   --------   --------   --------
Income from Investment
----------------------
Operations
----------
Net Investment Income
 (loss)*....................     (0.12)      2.26       0.11       0.16       0.27       0.40       0.30
Net Gains (Losses) on
 Securities (both realized
 and unrealized)............     (0.24)      3.89       4.99      (0.50)      4.92       3.71       5.47
                              --------   --------   --------   --------   --------   --------   --------
Total From Investment
 Operations.................     (0.36)      6.15       5.10      (0.34)      5.19       4.11       5.77
                              --------   --------   --------   --------   --------   --------   --------
Less Distributions
------------------
Distributions from net
 investment income..........      0.00      (2.44)     (0.15)     (0.14)     (0.32)     (0.36)     (0.31)
Distributions from net
 realized capital gains.....     (2.84)     (1.86)     (1.78)     (6.50)     (4.81)     (2.76)     (0.54)
                              --------   --------   --------   --------   --------   --------   --------
Total Distributions.........     (2.84)     (4.30)     (1.93)     (6.64)     (5.13)     (3.12)     (0.85)
                              --------   --------   --------   --------   --------   --------   --------
Net Asset Value - End of
 Period.....................    $28.10     $31.30     $29.45     $26.28     $33.26     $33.20     $32.21
                              ========   ========   ========   ========   ========   ========   ========
Total Return................     0.42%     23.34%     21.45%      3.05%     16.92%     13.92%     21.40%
                              ========   ========   ========   ========   ========   ========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period
 (in thousands).............  $310,659   $182,117   $140,990   $185,683   $296,803   $353,029   $384,087
Ratio of Expenses to Average
 Net Assets.................     1.02%      1.04%      1.09%      1.01%      0.95%      0.96%      0.96%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets.................    (0.62%)    (0.26%)     0.31%      0.49%      0.76%      1.23%      0.99%
Portfolio Turnover Rate.....       26%        43%        28%        51%        38%        37%        34%

                                 For the year June 30,
                              ----------------------------
                                1995      1994      1993
                              --------   -------   -------
Net Asset Value - Beginning
 of period..................    $24.27    $23.87    $18.97
                              --------   -------   -------
Income from Investment
----------------------
Operations
----------
Net Investment Income
 (loss)*....................      0.27      0.09     (0.01)
Net Gains (Losses) on
 Securities (both realized
 and unrealized)............      3.63      0.76      5.51
                              --------   -------   -------
Total From Investment
 Operations.................      3.90      0.85      5.50
                              --------   -------   -------
Less Distributions
------------------
Distributions from net
 investment income..........     (0.18)    (0.02)    (0.04)
Distributions from net
 realized capital gains.....     (0.70)    (0.43)    (0.56)
                              --------   -------   -------
Total Distributions.........     (0.88)    (0.45)    (0.60)
                              --------   -------   -------
Net Asset Value - End of
 Period.....................    $27.29    $24.27    $23.87
                              ========   =======   =======
Total Return................    16.44%     3.48%    29.50%
                              ========   =======   =======
Ratios/Supplemental Data
------------------------
Net Assets, End of Period
 (in thousands).............  $328,153   $199,191  $78,581
Ratio of Expenses to Average
 Net Assets.................     1.06%     1.22%     1.47%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets.................     1.18%     0.38%    (0.01%)
Portfolio Turnover Rate.....       29%       43%       61%

* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Growth Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund, to more closely reflect the investment style. There was no change in how the Fund is managed. In addition to the Meridian Growth Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $249,911,340, the aggregate gross unrealized appreciation is $61,348,519, and the aggregate gross unrealized depreciation is ($14,964,557), resulting in net unrealized appreciation of $46,383,962.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes.

MERIDIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Permanent book and tax differences during the year ended June 30, 2002, resulted in reclassifications of $1,369,673 to increase undistributed net investment loss and decrease accumulated realized gain.

        To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

        The tax character of dividends and distributions paid during the year ended June 30, 2002 were as follows:

                                                     Dollars      Per Share
                                                   -----------    ---------
Ordinary income                                    $   517,816      $0.09
Long Term Capital Gains                            $16,709,844      $2.75

        As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                     Dollars
                                                   -----------
Undistributed ordinary income                      $   699,328
Long Term Capital Gain                             $ 7,469,451

2. RELATED PARTIES: The Fund has entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 2002 was 3.9%.

   The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets.

4. CAPITAL SHARE TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2002, and June 30, 2001, were as follows:

                                                               2002         2001
                                                            ----------    ---------
Shares sold                                                  6,337,280    1,191,610
Shares issued on reinvestment of distributions                 672,857      733,178
                                                            ----------    ---------
                                                             7,010,137    1,924,788
Shares redeemed                                             (1,773,803)    (893,168)
                                                            ----------    ---------
Net increase                                                 5,236,334    1,031,620
                                                            ==========    =========

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Fund who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Growth Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 2002, was $3,992.

6. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2002, were $172,223,926 and $53,344,706, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 9, 2002

INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

INTERESTED DIRECTORS *
--------------------------------------------------------------------------------

Richard F. Aster, Jr. (62)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.; President, Aster Capital Management, Inc.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Michael Stolper (57)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years:
  Investment Adviser and Broker - Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 2
Other Directorships: BDI Investment Company
--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC. (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

Michael S. Erickson (50)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor; Chairman & CFO, AeroAstro
Number of Portfolios Overseen: 2
Other Directorships: Argus Software

James Bernard Glavin (67)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Herbert Charles Kay (65)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 2
Other Directorships: N/A
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

Gregg B. Keeling (47)

Positions(s) Held with Fund: Treasurer, Secretary, Principal Financial and Accounting Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations; Aster Capital Management, Inc., Vice President of Operations; IPEO, Inc., CFO; Deloitte & Touche, LLP, Certified Public Accountant

MANAGEMENT'S DISCUSSION OF MERIDIAN GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Meridian Growth Fund's investment performance of 0.42% during the fiscal year ended June 30, 2002, reflected the strength in the healthcare, insurance, restaurant and retail sectors which was partially offset by weakness in the industrial products and services, technology, telecommunications equipment and wireless sectors. This market condition materially affected the Fund's performance. The Russell 2000 index was down 8.60% during the period while the S&P 500 lost 18.04%. The Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, that the Investment Adviser believes may have prospects for above average growth in revenue and earnings. Based on following this strategy the Fund's best performing areas included banking & finance, construction, consumer services, health services, insurance, restaurants, retail and telecommunications services. The worst performing groups were cellular communications, energy, industrial products and services, leisure & amusement, technology, telecommunications equipment and transportation. Of a total of 57 investments, 30 advanced and 27 declined.

  VALUE OF $10,000 INVESTED IN MERIDIAN GROWTH FUND, THE S&P 500 & THE RUSSELL
                                      2000
[MERIDIAN FUND LINE GRAPH]

                                                     MERIDIAN GROWTH              RUSSELL 2000                   S&P 500
                                                     ---------------              ------------                   -------
6/30/92                                                 10000.00                    10000.00                    10000.00
6/30/93                                                 12950.00                    12601.00                    11363.00
6/30/94                                                 13401.00                    13148.00                    11529.00
6/30/95                                                 15604.00                    15792.00                    14533.00
6/30/96                                                 18944.00                    19565.00                    18309.00
6/30/97                                                 21580.00                    22759.00                    24661.00
6/30/98                                                 25231.00                    26516.00                    32093.00
6/30/99                                                 26001.00                    26914.00                    39384.00
6/30/00                                                 31578.00                    30769.00                    42238.00
6/30/01                                                 38949.00                    30945.00                    35964.00
6/30/02                                                 39112.00                    28285.00                    29475.00

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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

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

                                               MERIDIAN GROWTH FUND(SM)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

           ---------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                            Telephone (800) 446-6662

                                 JUNE 30, 2002